SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

GMX RESOURCES INC.

(Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement if Other Than Registrant)

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GMX RESOURCES INC.

9400 North Broadway, Suite 600

Oklahoma City, Oklahoma 73114

(405) 600-0711

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 17, 2004

TO THE SHAREHOLDERS OF GMX RESOURCES INC.:

The Annual Meeting of Shareholders of GMX Resources Inc. (referred to herein as the “Company” or “GMX”), will be held on Tuesday, August 17, 2004, at 10:00 a.m. at the Company’s principal corporate office, 9400 North Broadway, Suite 600, Oklahoma City, Oklahoma 73114, for the following purposes:

1.	To elect four directors for the ensuing year and until their successors are elected and qualified.

2.	To ratify the selection of Smith, Carney & Co., P.C. as the Company’s independent public accountant for the year ending December 31, 2004.

3.	To transact such other business as may come before the meeting or any adjournment thereof.

The meeting may be adjourned from time to time and, at any reconvened meeting, action with respect to the matters specified in this notice may be taken without further notice to the shareholders, unless required by applicable law or the bylaws of the Company.

Only shareholders of record at the close of business on July 8, 2004, are entitled to notice of, and to vote at, the meeting. A list of such shareholders will be available at the meeting and at the Company’s principal corporate office, 9400 North Broadway, Suite 600, Oklahoma City, Oklahoma 73114, for ten days before the meeting.

All shareholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must bring to the meeting a proxy issued in your name by the record holder.

BY ORDER OF THE BOARD OF DIRECTORS

Ken L. Kenworthy, Sr., Secretary

Oklahoma City, Oklahoma

July 16, 2004

GMX RESOURCES INC.

9400 North Broadway, Suite 600

Oklahoma City, Oklahoma 73114

(405) 600-0711

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

To Be Held on August 17, 2004

The following information is furnished in connection with the Annual Meeting of Shareholders (the “Annual Meeting”) of GMX Resources Inc., an Oklahoma corporation, to be held on Tuesday, August 17, 2004, at 10:00 a.m. at the Company’s principal corporate office, 9400 North Broadway, Suite 600, Oklahoma City, Oklahoma 73114. This Proxy Statement will be mailed on or about July 16, 2004, to holders of record of common stock as of the record date.

The record date and time for determining shareholders entitled to vote at the Annual Meeting have been fixed at the close of business on July 8, 2004. On that date, the Company had outstanding 8,053,540 shares of common stock. Each outstanding share of common stock is entitled to one vote.

The enclosed proxy for the Annual Meeting is being solicited by the Company’s board of directors. The Company will bear the entire cost of such solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company’s principal corporate office, 9400 North Broadway, Suite 600, Oklahoma City, Oklahoma 73114, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

ELECTION OF DIRECTORS

(PROPOSAL NO. 1)

The board of directors has established the size of the board as four and has nominated the current four members of the board for re-election. Each director to be elected will hold office until the next annual meeting of shareholders and until his successor is duly elected and qualified, or until such director’s earlier death, resignation or removal. Each nominee has agreed to serve if elected, and the Company has no reason to believe that any nominee will be unable to serve. Should any of the nominees named below cease to be a nominee at or prior to the Annual Meeting, the shares represented by the enclosed proxy will be voted in favor of the remainder of the nominees named below and for such substitute nominees, if any, as may be designated by the board of directors and nominated by either of the proxies named in the enclosed proxy. Proxies cannot be voted for a greater number of nominees than the number of nominees named herein.

The board of directors recommends that the shareholders vote “FOR” the named nominees.

The nominees for directors of the Company are as follows:

Name	Age	Position(s) Currently Held	Director of GMX Since
Ken L. Kenworthy, Jr.	48	President, Chief Executive	1998
		Officer and Director
Ken L. Kenworthy, Sr.	69	Executive Vice President,	1998
		Secretary, Treasurer, Chief
		Financial Officer and Director
T. J. Boismier	70	Director	2001
Steven Craig	47	Director	2001

The following is a brief description of the business background of each of the Company’s directors.

Ken L. Kenworthy, Jr. is a co-founder of GMX and has been President and a director since the Company’s inception in 1998. In 1980, he founded OEXCO Inc., a privately held oil and gas company, which he managed until 1995 when its properties were sold for approximately $13 million. During this period OEXCO operated 300 wells and drilled and discovered seven fields and dozens of new zones. During this same period, he formed and managed a small gas gathering system. From 1995 until he founded GMX in 1998, Mr. Kenworthy was a private investor. From 1980 to 1984, he was a partner in Hunt-Kenworthy Exploration, which was formed to share drilling and exploration opportunities in different geological regions. Prior to 1980, he held various geology positions with Lone Star Exploration, Cities Service Gas Co., Nova Energy, and Berry Petroleum Corporation. He also served as a director of Nichols Hills Bank, a commercial bank in Oklahoma City, Oklahoma, for ten years before it was sold in 1996 to what is now Bank of America. He is a member of the American Association of Petroleum Geologists and the Oklahoma City Geological Society.

Ken L. Kenworthy, Sr. is a co-founder of GMX and has been Executive Vice President, Chief Financial Officer and a director since the Company’s inception in 1998. From 1993 to 1998, he was principal owner and Chairman of Granita Sales Inc., a privately held frozen beverage manufacturing and distribution company. Prior to that time, he held various financial positions with private and public businesses, including from 1970 to 1984, as vice president, secretary-treasurer, chief financial officer and a director of CMI Corporation, a New York Stock Exchange listed company which manufactures and sells road-building equipment. He has held several accounting industry positions including past president of the Oklahoma City Chapter of the National Association of Accountants, past vice president of the National Association of Accountants and past officer and director of the Financial Executives Institute.

T. J. Boismier is founder, President and Chief Executive Officer of T. J. Boismier Co., Inc., a privately held mechanical contracting company in Oklahoma City, Oklahoma, which designs and installs plumbing, heating, air conditioning and utility systems in commercial buildings, a position he has held since 1961. He became a director in February 2001 simultaneously with the completion of the Company’s initial public offering.

Steven Craig is the Chief Energy Analyst for Elliott Wave International, a securities market research and advisory company located in Gainesville, Georgia and which is one of the world’s largest providers of market research and technical analysis. As Chief Energy Analyst, Mr. Craig provides in-depth analysis and price forecasts of the major NYMEX and IPE energy markets to an institutional clientele that spans the gamut of the energy industry. Prior to joining Elliott Wave International in January 2001, he provided risk management services to Central and South West, one of the largest natural gas consumers in the U.S. prior to its merger with American Electric Power in June 2000, and to independent oil and gas producer Kerr-McGee. He became a director in August 2001.

Ken Kenworthy, Sr. is the father of Ken Kenworthy, Jr. and Kyle Kenworthy, the Company’s Vice President – Land.

BOARD COMMITTEES AND MEETINGS

Board of Directors Meetings

During the year ended December 31, 2003, the board of directors held four meetings. All directors attended all of the meetings of the board of directors held during 2003.

Compensation of Directors

For information with respect to this matter, please see Part III, Item 10, in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2003, a copy of which is enclosed.

Board Committees

The Company’s board of directors has an Audit Committee, a Compensation Committee and a Nominating Committee, each consisting of Messrs. T. J. Boismier and Steven Craig. All committee members attended all of the meetings of such committees held during 2003.

The Audit Committee’s functions include approving the engagement of the Company’s independent public accountants, reviewing with such accountants the results and scope of their auditing engagement, establishing procedures for the treatment of complaints regarding accounting, internal accounting control or auditing matters, and various other matters. This committee met four times in 2003. The Audit Committee operates under a formal written charter adopted by the board of directors, which was amended in May 2004 to conform to new SEC and NASDAQ requirements. A copy of the amended and restated Audit Committee Charter is attached as Appendix A. The Company expects the Audit Committee to consist of at least three members prior to July 31, 2005.

The Compensation Committee is responsible for establishing compensation policies and levels for the Company’s chief executive officer and other senior officers. This committee makes recommendations to the board of directors of the Company with respect to the various executive compensation plans that have been or may be adopted by the Company, as well as the specific compensation levels of executive officers. The Compensation Committee did not meet in 2003. The Compensation Committee operates under a formal written charter adopted by the board of directors.

The Nominating Committee was formed in May 2004, and its function is to assist the board in selecting and screening nominees for the board and to oversee various corporate governance matters. The Nominating Committee operates under a formal written charter adopted by the board of directors.

Corporate Governance

The Company is a “small business issuer” as defined by applicable SEC rules. As such, under the NASDAQ Corporate Governance Rules, the Company has until July 31, 2005, to comply with certain of these rules, which include a requirement that the Company have a majority of independent directors and a requirement that the Company have an audit committee composed of at least three independent directors. The Company currently only has two independent directors, but the Company expects to elect another independent director before the July 31, 2005, deadline.

The Company adopted a Code of Business Conduct and Ethics in December 2003. The Code of Business Conduct and Ethics is applicable to all employees and directors, including the Company’s principal executive, financial and accounting officers. A copy of the Code of Business Conduct and Ethics as well as the charters for the Audit, Compensation and Nominating Committees are available at the Company’s web site, www.gmxresources.com. The Company intends to disclose amendments to, or waivers from, its Code of Business Conduct and Ethics by posting to its web site.

NASDAQ rules require that the Company’s independent directors meet in executive session on a regular schedule. The Company provides the independent directors with the opportunity to meet in executive session before or after every board meeting. The Company presently has two independent directors, Messrs. Boismier and Craig. The board has adopted the independence criteria of the NASDAQ corporate governance rules to determine the independence of its directors, and the board affirmatively determined in May 2004 that each of these two individuals was independent under such criteria. In addition, the Board has determined that Messrs. Boismier and Craig meet the independence requirements of the Securities and Exchange Commission and the NASDAQ for service on the Audit Committee. The board has determined that none of the members of the Audit Committee qualifies as a “financial expert” as defined by the rules of the SEC, because none of the members meets the requisite qualifications for such designation. All of the members of the Audit Committee were appointed prior to the adoption of these SEC rules. The Company plans to attempt to recruit a third independent director who will qualify as a “financial expert.”

The Company’s Nominating Committee Charter provides that any person, including any shareholder, desiring to communicate with, or make any concerns known to the Company, directors generally, non-management directors or an individual director only, may do so by submitting them in writing to the Company’s Corporate Secretary, with information to identify the person submitting the communication or concern, including the name, address, telephone number and an e-mail address (if applicable), together with information indicating the relationship of such person to the Company. The Company’s Corporate Secretary is responsible for maintaining a record of any such communications or concerns and submitting them to the appropriate addressee(s) for potential action or response. The Company will establish the authenticity of any communication or concern before forwarding. Under the Nominating Committee Charter, the Company is not obligated to investigate or forward any anonymous submissions from persons who are not employees of the Company.

The Company does not have a specific policy regarding board members’ attendance at annual meetings of shareholders, although, as a general rule, all directors usually attend such meetings. At the 2003 annual meeting of shareholders, all directors attended the meeting except Mr. Craig.

The Company’s Nominating Committee Charter provides that the Nominating Committee is responsible for assessing the skills and characteristics of board members and for screening potential board candidates. The criteria for nomination of directors are set forth in the Nominating Committee Charter, and the Charter does not address specific minimum qualifications or skills that a nominee or board member must have. The process used by the Nominating Committee for identifying and evaluating nominees for the Company’s board consists of reviewing qualifications of candidates suggested by management, other board members or shareholders.

Under the Nominating Committee Charter, the Nominating Committee will consider recommendations from shareholders for nomination as a board member. Any such recommendation should be addressed to the Company’s corporate secretary and should contain (i) the name, address and telephone number and number of shares owned by the shareholder making the recommendation and a statement that the shareholder has a good faith intent to remain as a shareholder until the Company’s next annual meeting of shareholders; (ii) the information about the proposed nominee that would be required to be disclosed by the applicable rules of the Securities and Exchange Commission if the nominee were nominated; (iii) a description of any relationship between the nominee and the shareholder making the recommendation; (iv) any additional information that the shareholder desires to submit addressing the reasons that the nominee should be nominated to the board; and (v) a consent of the nominee to be interviewed by the Nominating Committee if requested and to serve on the board if nominated and elected. Any recommendation should be submitted at least 120 days prior to the first anniversary of the date of the proxy statement for the prior annual meeting of shareholders. There are no specific minimum qualifications for shareholder nominees. The Company has not previously received nominees from common shareholders and, accordingly, is unable to determine whether the process for evaluation of shareholder nominees differs from the process for evaluation of other nominees.

Report of the Audit Committee

The Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61.

The Audit Committee has received from the independent accountants the written disclosures and the letter required by Independence Standards Board Standard No. 1, relating to their independence, and the Audit Committee discussed with the independent accountants that firm’s independence.

Based on the Audit Committee’s discussion with management and the independent accountants and its review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the board of directors include the audited financial statements in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2003.

— T. J. Boismier and Steven Craig, members of the Audit Committee

INFORMATION CONCERNING INDEPENDENT ACCOUNTANTS

KPMG LLP (“KPMG”) served as the Company’s independent accountants for the year ending December 31, 2003. On April 29, 2004, the Audit Committee approved the dismissal of KPMG as the Company’s independent public accountant and approved Smith, Carney & Co., P.C. (“Smith Carney”) as the Company’s independent public accountant for the year ending December 31, 2004. Representatives of KPMG and Smith Carney are not expected to be present at the Annual Meeting, but will be given the opportunity to make a statement if they attend and so desire. Unless such representatives attend the Annual Meeting, they will not be available to the shareholders to respond to appropriate questions.

KPMG’s audit report on the Company’s consolidated financial statements as of and for each of the years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principals, except as follows:

•	KPMG’s report on the Company’s consolidated financial statements for the year ended December 31, 2002, contained a separate paragraph stating that “The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note L to the financial statements, the Company is not in compliance with certain of its debt covenants and has a significant working capital deficiency that raise substantial doubt about the Company’s ability to continue operating as a going concern. Management’s plans in regard to these matters are also described in Note L. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

•	KPMG’s report on the Company’s consolidated financial statements for the year ended December 31, 2003, contained a separate paragraph stating that “As discussed in Note A to the consolidated financial statements, GMX Resources Inc. changed its method of accounting for asset retirement obligations in 2003.”

During the years ended December 31, 2003 and 2002, and through April 29, 2004, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused them to make reference to the subject matter in connection with their opinion on the Company’s consolidated financial statements for such years.

During the years ended December 31, 2003 and 2002 and through April 29, 2004, the Company did not consult Smith Carney with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B.

Audit and Other Fees

For information with respect to this matter, please see Part III, Item 14, in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2003, a copy of which is enclosed.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

(PROPOSAL NO. 2)

The Audit Committee has directed the Company to submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting. Neither the Company’s bylaws nor other governing documents or law require shareholder ratification of the selection of Smith Carney as the Company’s independent auditors. However, the Audit Committee is submitting the selection of Smith Carney to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee may in its discretion direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

The board of directors recommends that the shareholders vote “FOR” the ratification of Smith Carney as the Company’s independent auditors for the year ending December 31, 2004.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of July 1, 2004, by (i) each person or group of affiliated persons known to be the beneficial owner of more than 5% of the Company’s outstanding common stock; (ii) each of the Company’s directors; (iii) each of the Company’s executive officers; and (iv) all of the Company’s directors and executive officers as a group.

As of July 8, 2004, there were 8,053,540 shares of common stock outstanding. Except as otherwise listed below, each named beneficial owner has sole voting and investment power with respect to the shares listed.

Beneficial Owner	Number of Shares	Percent of Total
Ken L. Kenworthy, Jr. (1) (2)	928,185	11.5%
Karen Kenworthy (2) (6)	928,157	11.5%
Ken L. Kenworthy, Sr. (2)	967,324	12.0%
Newton Family Group (7)	900,000	11.2%
T. J. Boismier (3)	13,750	*
Steven Craig (4)	5,000	*
Kyle Kenworthy (5)	13,750	*
All executive officers and directors as a group (5 persons)	1,928,009	23.9%

*	Less than 1%.

(1)	Shares owned by Mr. Kenworthy, Jr. exclude 928,157 shares owned by his wife as to which he disclaims beneficial ownership.

(2)	The business address of Messrs. Kenworthy, Jr. and Kenworthy, Sr. and Karen M. Kenworthy is 9400 North Broadway, Oklahoma City, Oklahoma 73114.

(3)	Includes 2,500 shares Mr. Boismier has the right to acquire upon exercise of Class A warrants and 11,250 shares he has the right to acquire upon exercise of options exercisable within 60 days.

(4)	Includes 5,000 shares Mr. Craig has the right to acquire upon exercise of options exercisable within 60 days.

(5)	Includes 13,750 shares Mr. Kenworthy has the right to acquire upon exercise of options exercisable within 60 days.

(6)	Shares owned by Karen Kenworthy exclude 928,185 shares owned by her husband Ken L. Kenworthy, Jr., as to which she disclaims beneficial ownership.

(7)	This ownership information is based on information provided by the Newton Family Group. The Newton Family Group consists of William C. Newton and Gloria A. Newton, husband and wife, Newton Discretionary Trust, as to which William C. Newton is the sole trustee; and Newton Investment Partners, as to which William C. Newton is the managing partner. William C. Newton and Gloria A. Newton have beneficial ownership of 900,000 shares which includes 775,000 shares held by Newton Investment Partners and 100,000 shares that may be acquired upon the exercise of warrants held by Newton Investment Partners, and 25,000 shares held by Newton Discretionary Trust. The business address of the Newton Family Group is c/o Notwen Corporation, 660 East Broadway, Jackson Hole, Wyoming 83001.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS;

EXECUTIVE COMPENSATION AND OTHER INFORMATION;

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

For information with respect to directors, executive officers, executive compensation and compliance with Section 16(a) of the Securities Exchange Act, please see Part III, Items 9 and 10, in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2003, a copy of which is enclosed.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

For information with respect to this matter, please see Part III, Item 12, in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2003, a copy of which is enclosed.

VOTING PROCEDURES

Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting. The ratification of Smith Carney as the Company’s independent auditors for the year ending December 31, 2004, and all other matters properly brought before the Annual Meeting will be decided by a majority of the votes cast on the matter, unless otherwise required by law.

Shares represented by proxies that are marked “withhold authority” with respect to the election of any one or more nominees for election as directors will be counted for the purpose of determining the number of shares represented by proxy at the meeting. Because directors are elected by a plurality rather than a majority of the shares present in person or represented by proxy at the Annual Meeting, proxies marked “withhold authority” with respect to any one or more nominees will not affect the outcome of a nominee’s election unless the nominee receives no affirmative votes or unless other candidates are nominated for election as directors.

Shares represented by limited proxies will be treated as represented at the meeting only as to such matter or matters for which authority is granted in the limited proxy. Shares represented by proxies returned by brokers where the brokers’ discretionary authority is limited by stock exchange rules will be treated as represented at the Annual Meeting only as to such matter or matters voted on in the proxies.

Unless otherwise directed in the proxy, shares represented by valid proxies will be voted FOR the election of the director nominees. As to the ratification of Smith Carney as the Company’s independent auditors for the year ending December 31, 2004, or any other business which may properly come before the Annual Meeting, shares represented by proxies will be voted in accordance with the recommendations of the board of directors, although the Company does not presently know of any such other business.

PROPOSALS OF SHAREHOLDERS

Each year the board of directors submits its nominations for election of directors at the Annual Meeting of Shareholders. Other proposals may be submitted by the board of directors or the shareholders for inclusion in the Proxy Statement for action at the Annual Meeting. Any proposal submitted by a shareholder for inclusion in the Proxy Statement for the Annual Meeting of Shareholders to be held in 2004 must be received by the Company (addressed to the attention of the Secretary) on or before March 18, 2005. Any shareholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation at the Company’s 2004 annual meeting will be considered untimely for purposes of Rule 14a-4 if notice thereof is received by the Company after June 1, 2005. The proxy solicited by the board of directors for the 2004 Annual Meeting will confer discretionary authority to vote on any such shareholder proposal presented at the 2004 Annual Meeting unless the Company is provided with timely notice of the proposal. To be submitted at the meeting, any such proposal must be a proper subject for shareholder action under the laws of the State of Oklahoma.

OTHER MATTERS

As of the date of this Proxy Statement, the Company does not know of any other matters to be presented for action at the Annual Meeting other than those listed in the Notice of Meeting and referred to herein. Additional business may properly be brought before the Annual Meeting by or at the direction of the Company’s board of directors.

ANNUAL REPORT

The Company’s Annual Report to the Securities and Exchange Commission on Form 10-KSB for the year ended December 31, 2003, including audited financial statements, is enclosed with this Proxy Statement. Items 9, 10 and 12 of Part III of the Annual Report are referenced in, and are a part of, this Proxy Statement.

Copies of the exhibits omitted from the enclosed Annual Report on Form 10-KSB are available to shareholders without charge upon written request to Ken L. Kenworthy, Sr., 9400 North Broadway, Suite 600, Oklahoma City, Oklahoma 73114.

APPENDIX TO PROXY STATEMENT OF GMX RESOURCES INC. CONTAINING

SUPPLEMENTAL INFORMATION REQUIRED TO BE PROVIDED TO THE

SECURITIES AND EXCHANGE COMMISSION

The following is information required to be provided to the Securities and Exchange Commission in connection with the Definitive Proxy Materials of GMX Resources Inc. (the “Company”) in connection with the 2004 Annual Meeting of Shareholders of the Company. This information is not deemed to be part of the Proxy Statement and will not be provided to shareholders in connection with the Proxy Statement.

I.	The Company anticipates that the Definitive Proxy Materials will be mailed to the shareholders on or about July 16, 2004.

APPENDIX A TO PROXY STATEMENT OF GMX RESOURCES INC.

GMX RESOURCES INC.

AUDIT COMMITTEE CHARTER

As Amended and Approved by the Board May 27, 2003

Purpose

The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

Committee Membership

The Audit Committee shall consist of no fewer than two members until no later than July 31, 2005 (“Compliance Date”) when the Company is required to be in compliance with the Amended Corporate Governance Rules of the NASDAQ Stock Market, Inc. (“NASDAQ Rules”). After the Compliance Date, (i) the members of the Audit Committee shall meet the independence and experience requirements of the NASDAQ Rules, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission; and (ii) at least one member of the Committee shall be financially sophisticated as contemplated by the NASDAQ Rules. Until the Company attains compliance with the NASDAQ Rules, the membership of the Committee will comply with the existing rules of NASDAQ, which require no fewer than two independent members.

The Board shall use reasonable efforts to assure that at least one member of the Audit Committee shall be an audit committee “financial expert” as defined by the Commission. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies. The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board.

Meetings

The Audit Committee shall meet as often as it determines, but no less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10(A)(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee delegate pre-approval authority to one or more members when appropriate provided that any decisions to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain outside legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor and for payment of compensation to any outside legal, accounting or other advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee’s own performance.

In addition to any other matters that the Board may assign to the Audit Committee, the Audit Committee shall:

A.	Financial Statement and Disclosure Matters

1.	Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis (“MD&A”) of its Form 10-K filings, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2.	Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

3.	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

4.	Review and discuss at least annually prior to filing of the audit report with the Commission, reports from the independent auditors on:

(a)	All critical accounting policies and practices to be used.

(b)	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(c)	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5.	Discuss with management the Company’s earnings or sales or other financial press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings or sales guidance provided to analysts, rating agencies, in press releases or otherwise. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6.	Discuss with management and the independent auditor the effect of regulatory and accounting initiative as well as off-balance sheet structures on the Company’s financial statements.

7.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

8.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9.	Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

B.	Oversight of the Company’s Relationship with the Independent Auditor

1.	Review and evaluate the lead partner of the independent auditor team.

2.

Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company as required by Independence Standards Board Standard No. 1. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

3.	Ensure the rotation of the audit partners as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

4.	Set the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

5.	If necessary, discuss with the national office of the independent auditor issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.

6.	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

7.	Obtain from the independent auditor assurances that Section 10B of the Exchange Act has not been implemented.

C.	Compliance Oversight Responsibilities

1.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

2.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

3.	Discuss with the Company’s legal counsel any matters that may have a material impact on the financial statements or the Company’s compliance policies.

4.	Review and approved all related party transactions in order to comply with applicable state corporate law, Commission disclosure rules and NASDAQ rules.

5.	Recommend and periodically review the Company’s Code of Ethics.

6.	Receive and make an appropriate response to any “reports of a material violation” from any attorney performing legal services which such attorney is required to report if an appropriate response has not been made to a report of such material violation by the Chief Executive Officer. For this purpose, a “report of a material violation” has the meaning contemplated by the “Standards of Professional Conduct for an Attorney Appearing and Practicing Before the Commission in the Representation of an Issuer” promulgated by the Commission.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

GMX RESOURCES INC.

9400 NORTH BROADWAY, SUITE 600

OKLAHOMA CITY, OKLAHOMA 73114

(405) 600-0711

The undersigned hereby appoints Ken L. Kenworthy, Sr. and Amber Croissant, and each of them, as proxies (the “Proxies”), each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of GMX Resources Inc. held of record by the undersigned on the record date at the Annual Meeting of Shareholders to be held on August 17, 2004, or any reconvention thereof.

Please mark your votes as indicated in this example: ☒

Item 1	ELECTION OF DIRECTORS	FOR	WITHHELD FOR ALL

Nominees:		☐	☐

Ken L. Kenworthy, Jr.

Ken L. Kenworthy, Sr.

T. J. Boismier

Steven Craig

WITHHELD FOR (Write nominee name(s) in the space provided):

Item 2	RATIFICATION OF THE SELECTION OF SMITH, CARNEY & CO., P.C. AS INDEPENDENT AUDITORS

FOR	AGAINST
☐	☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. If any other business is presented at the Annual Meeting, this Proxy shall be voted in accordance with the recommendations of the board. As to Item 1, this Proxy will be voted as directed, but if no directions are indicated, it will be voted FOR the nominees listed in Item 1.

Signature(s)

Date

NOTE:	Please sign as name appears hereon. Only one joint owner is required to sign. When signing as attorney, administrator, trustee or guardian, please give full title as such.